EXHIBIT 31

                                   ASSIGNMENT

         THIS ASSIGNMENT AGREEMENT is made and entered into as of the ___ day of ______, 1996, (the "Agreement") by and between AutoLend Group, Inc., a Delaware corporation, having its principal place of business at 420 Jefferson Avenue, Miami Beach, Florida 33139 (the "Assignor"), and AutoLend IAP, Inc., a Delaware corporation, having its principal place of business at [address] ("Assignee").

         WHEREAS Assignee is desirous of acquiring all right, title and interest in and to any and all intellectual property, including computer software, owned or licensed by the Assignor and solely used in or relating solely to the dealer automotive finance business currently conducted by Assignee; and

         WHEREAS the Assignor intends to use or has used the trademarks and tradenames listed on Schedule I attached hereto (each a "Mark" and collectively, the "Marks") and has filed applications for trademark or tradename registrations as set forth therein with regard to the Marks; and

         WHEREAS the Assignor intends to use or has used the copyrights listed on Schedule II attached hereto (each a "Work" and collectively, the "Works") and has filed applications for copyright registrations as set forth therein with regard to the Works;

         NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Assignment. The Assignor does hereby sell, assign, convey and transfer to Assignee all right, title and interest in and to any and all intellectual property, including computer software, owned or licensed by Assignor, and solely used in or solely relating to the automotive finance business (the "Property"), including without limitation:

          (i) the Marks and Works set forth of Schedules I and II;

          (ii) any applications or filings related to the Marks and Works together with any and all rights pertaining thereto; and

          (iii) the goodwill of the business associated with and symbolized by the Marks and Works or any other Property;

          in consideration of the receipt simultaneously herewith by the Assignor from the Assignee, of $----.

          2. Limitation on Assignment Notwithstanding anything herein contained to the contrary:

          (i) nothing herein shall be construed as assigning, transferring, licensing or otherwise making available to Assignee any hardware owned, leased or licensed by Assignor;

          (ii) this assignment shall not be deemed to assign to Assignee any intellectual property, including computer software, owned or licensed by the Assignor and solely used in or solely relating to the automotive consumer finance business which is currently used for general business purposes not solely related to the automotive dealer finance business;1

          (iii) to the extent any of the Property may be used by Assignor in connection with collecting receivables originated in its automobile consumer finance business, Assignor shall retain a non-transferable, royalty-free, non-exclusive right and license to use the Property in furtherance of collecting such receivables.

          3. Covenants of Assignor. The Assignor hereby covenants that it shall use reasonable efforts, at Assignee's sole cost and expense, to assist Assignee in filing applications for trademark, tradename and copyright registrations and obtaining certificates of registration with respect to any trademarks, tradenames and copyrights in both the United States and foreign countries by executing any and all applicable documents and providing the necessary information, to the extent reasonably available, concerning the prior use of the Marks and Works.

          4. Use of Phone Number. In addition, the Assignor does hereby sell, assign, convey and transfer to Assignee all right, title, and interest in and to the phone number "1-800- AutoLend", and the Assignor shall henceforth terminate all use of such phone number. Commencing on the date hereof, Assignee shall be obligated to pay all charges in connection with the maintenance of such phone numbers. Assignee agrees to notify all callers to the phone number attempting to contact Assignor of a phone number provided to Assignee by Assignor and to promptly convey to Assignor any messages received at such phone number for Assignor; Assignee shall convey no other communication nor make any other statement to such callers without prior written consent of Assignor.

          5. Costs. All costs related to the sale, assignment, conveyance or transfer of the Property pursuant to this Agreement shall be paid by Assignee.

          6. Indemnification by Assignor. Assignor shall indemnify the Assignee from and against any and all claims, losses, damages, liabilities, or other expenses (including attorneys' fees) suffered by Assignee as a result of the Assignor's use of the Property following the assignment of the Property.
_______________________________
     1S. Haas to clarify




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




         7. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered, if delivered in person or by telecopy, or when deposited in the mail, if mailed by first-class mail or express delivery service, postage or other fee prepaid, with return receipt requested, addressed to each party hereto as follows:

          (a)       if to the Assignor:

                    [address]

          (b)       if to the Assignee:

                    [address]

                    with a copy to:

                    tel: ( )
                    telecopier: ( )

          Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change of address.

          8. Governing Law; Jurisdiction. This Agreement shall be construed and governed in accordance with the internal laws of the State of Delaware, without regard to principles of conflict of law. Each of the parties hereto agrees to submit to the jurisdiction of the Federal or State courts located in the County of New Castle, State of Delaware in any action or proceeding arising out of or relating to this Agreement.

          9. Entire Agreement. With respect to the subject matter hereof, this Agreement contains the entire agreement between the parties and supersedes any and all previous agreements between the parties.

          10. Amendments, Etc. None of the terms hereof may be waived, modified or discharged, except by an instrument in writing specifically referring to this Agreement and signed by each of the parties hereto.

          11. Severability. In the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason unless narrowed by construction, this Agreement shall be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drafted so as not to be invalid, prohibited or unenforceable.

          12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns; provided



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


however, that the Assignor may not assign this Agreement without the Assignee's prior written consent which consent will not be unreasonably withheld.

          13.  Headings.   The  headings   contained  herein  are  included  for
convenience of reference only and do not constitute a part of this Agreement.

          14. Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall for all purposes constitute one agreement, binding on each of the parties, notwithstanding that each of the parties has not signed the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                  AUTOLEND GROUP, INC.

                                                  By:____________________
                                                  Name:
                                                  Title:


                                                 AUTOLEND IAP, INC.

                                                 By:_____________________
                                                 Name:
                                                 Title:




                    [Signature Page of Assignment Agreement]


                                                                                                       SCHEDULE I

                            TRADEMARKS AND TRADENAMES

Registration                        Application Serial Number        Notice of Allowance         Affidavit of Use
         USA

1.       AutoLend                           74/538,471                       8/15/95                   2/13/96

2.       Inventory Assistance               74/655,190
         Program

3.       Buy Now, Pay Later                 74/677,284

4.       " . . . Completes                  74/538,554                       8/22/95                   2/16/95
         the Deal!"

5.       1-800-AutoLend

6.       AutoLend and                        74/538,400                      8/22/95                   2/13/96
         Design-logo

7.       The Credit-Challenged               74/672,176

         CANADA

1.       AutoLend                               762,928                      5/17/95               8/30/97 (Due)

2.       ". . . Completes                       762,918                       2/2/96               8/30/97 (Due)
         the Deal!"

3.       AutoLend and                           762,967                       2/2/96               8/30/97 (Due)
         Design-logo


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



                                                                  SCHEDULE II

                                   COPYRIGHTS

Registration                 Registration Number  Date Issued



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